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                                                                    Exhibit 10.1

                               LIGHTBRIDGE, INC.
                 AMENDMENT TO 1996 INCENTIVE AND NON-QUALIFIED
                               STOCK OPTION PLAN
                          EFFECTIVE: FEBRUARY 7, 2001

    The Lightbridge, Inc. 1996 Incentive and Non-Qualified Stock Option Plan is hereby further amended as follows:

    The number "2,350,000" in the second sentence of Section 3.1 is hereby deleted and the number "4,350,000" is inserted in its place and stead.